[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Exhibit 10.38

Manufacturing Services Agreement

(the “Agreement”)

by and between

Lonza Ltd

Münchensteinerstrasse 38
CH-4002 Basel
Switzerland

- hereinafter “Lonza” -

and

Clovis Oncology Inc

5500 Flatiron Parkway, Boulder

CO 80301, USA

- hereinafter “Customer” -

Effective Date: October 3, 2016

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Recitals

WHEREAS Customer and Lonza have entered into the DMA, pursuant to which Lonza currently manufactures and supplies the Final Product in its launch plant;

WHEREAS the Parties have agreed to enter into a new long term supply agreement, which inter alia includes the construction of the Facility, dedicated to Customer, in which Lonza will run the API Step and supply the Final Product to Customer;

WHEREAS Parties acknowledge that the construction of the Facility and the manufacturing of (part of) the Final Product in the Facility is subject to FDA approval of the Final Product;

WHEREAS the Parties wish to record the commercial and operational terms of the Services in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, agree as follows:

1          Definitions and Interpretation

“Affiliate”

means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant Party. “Control” means the ownership of more than fifty percent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the relevant Party.

“Agreement”	means this agreement incorporating all Appendices, as amended from time to time by written agreement of the Parties.

“API Raw Material”	means the raw materials that Lonza uses in order to convert the Intermediate into the Final Product.

“API Step”	means the conversion of the Intermediate to the Final Product, which conversion will take place in the Facility.

“Applicable Laws”

means all relevant U.S. and European Union federal, state and local laws, statutes, rules, and regulations which are applicable to a Party’s activities hereunder, including, without limitation, the applicable regulations and guidelines of any Governmental Authority and all applicable cGMP together with amendments thereto.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

“Approval”	means the first marketing approval by the FDA of Final Product from the Facility for commercial supply.

“Background Intellectual Property”

means any Intellectual Property either (i) owned or controlled by a Party or which is licensed to a Party by a third party prior to the Effective Date or (ii) developed or acquired by a Party independently from the performance of the Services hereunder during the Term of this Agreement.

“Batch”	means the Final Product or Intermediate, as applicable, derived from a single run of the Manufacturing Process.

“Campaign”	means a series of cGMP Batches manufactured consecutively.

“Campaign or Batch Price”	means the Price for the Intermediate and/or the Final Product, as further specified in Appendix A.

“Cancellation Fee”	has the meaning given in Clause 8.6.

“Capital Equipment“

means those certain pieces of equipment described in the Project Plan used to produce the Product that are purchased by Customer or for which Customer reimburses Lonza, including, without limitation, the related documentation regarding the design, validation, operation, calibration and maintenance of such equipment.

“Certificate of Analysis”	means a document prepared by Lonza listing tests performed by Lonza or approved External Laboratories, the Specifications and test results.

“Certificate of Compliance”

means a document prepared by Lonza: (i) listing the manufacturing date and unique Batch number, and (ii) certifying that such Batch was manufactured in accordance with the Master Batch Record and cGMP, if applicable.

“cGMP”

means those laws and regulations applicable in the U.S. and Europe, relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7A “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600 and 610) and the Guide to Good

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC. For the avoidance of doubt, Lonza’s operational quality standards are defined in internal cGMP policy documents.

“cGMP Batches”	means any Batches which are required under the Project Plan, or to meet confirmed Purchase Orders, to be manufactured in accordance with cGMP.

“Change”	means any change to the Services, pricing or scope of work incorporated into a written amendment to the Agreement in accordance with Clause 17.2 or effected in accordance with the Quality Agreement.

“Commencement Date”	means the date of commencement of manufacturing activities for a Campaign hereunder.

“Confidential Information”	means Customer Information and Lonza Information, as the context requires.

“Customer Information”

means all technical and other information not in the public domain specific to the Manufacturing Process and the Final Product, from time to time supplied by the Customer to Lonza, including any materials supplied by Customer to Lonza in accordance with the applicable Project Plan.

“Customer Materials”

means any raw materials, components of Final Product (including Intermediate) or other materials of any nature to be provided by Customer and delivered to the Facility to be used in the performance of the Services.

“DMA”	means the Development and Manufacturing Agreement, dated February 8th 2013, between Lonza and Customer.

“Effective Date”	means the date as mentioned on page 1.

“EMA”	means the European Medicines Agency, or any successor agency thereto.

“Engineering Batches”	means a Batch that is intended to demonstrate the transfer of the Manufacturing Process to the Facility.

“External Laboratories”	means any Third Party instructed by Lonza, with Customer’s prior consent, which is to conduct activities required to complete the Services.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

“Facility”	means Lonza’s manufacturing facility in Visp dedicated to Customer, in which Lonza will run the API Step, exclusively for Customer, after construction of the Facility is completed.

“FCC Facility”	means the fine chemicals complex (FCC) facility in Visp, in which Lonza inter alia runs the Intermediate Step and manufactures the Intermediate.

“FDA”	means the United States Food and Drug Administration, or any successor agency thereto.

“Final Product” or “API”

means the proprietary molecule identified by Parties as “rucaparib camsylate API” or “CLO-001”, manufactured using the Manufacturing Process by Lonza for Customer as specified in the corresponding Project Plan.

“Final Product Fee”	means the raw material fee to be paid by Customer for the conversion of Intermediate into the Final Product, as set out in Appendix A.

“Governmental Authority”	means any Regulatory Authority and any national, multi-national, regional, state or local regulatory agency, department, bureau, or other governmental entity in the U.S. or European Union.

“Intellectual Property”

means (i) inventions (whether or not patentable), patents, trade secrets, copyrights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in confidential information (including know-how) and any other intellectual property rights, in each case whether registered or unregistered, (ii) all applications (or rights to apply) for, and renewals or extensions of, any of the rights described under (i), and (iii) and all rights and applications that are similar or equivalent to the rights and application described under (i) and (ii), which exist now, or which come to exist in the future, in any part of the world.

“Intermediate”	means [***], to be manufactured in the FCC Facility.

“Intermediate Step”	means production steps of the Intermediate.

“Lonza Information”	means all information that is proprietary to Lonza or any Affiliate of Lonza and that is maintained in confidence by Lonza or any Affiliate of Lonza and that is disclosed by Lonza or any Affiliate of

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Lonza to Customer under or in connection with this Agreement, including without limitation, any and all Lonza know-how and trade secrets.

“Manufacturing Process”

means the production process developed by Lonza in agreement with Customer with respect to the manufacture of the Final Product, as such process may be improved or modified from time to time by agreement of the Parties in writing.

“Master Batch Record”

means the document, proposed by Lonza and approved by Customer, which defines the manufacturing methods, test methods and other procedures, directions and controls associated with the manufacture and testing of Product.

“New Customer Intellectual Property”	has the meaning given in Clause 11.2.

“New General Application Intellectual Property”	has the meaning given in Clause 11.3.

“Operational Qualification”

has a definition compliant with relevant regulatory guidelines such as Annex 15 of the EU Guide to Good Manufacturing Practice. It permits the formal release of the facilities, systems and equipment following the finalization of calibration, operating and cleaning procedures, operator training and preventative maintenance systems as documented through approved protocols and reports.

“Party”	means each of Lonza and Customer and, together, the “Parties”.

“Price” or “Fee”	means the price for the Services and the Final Product, as set out in Appendix A.

“Process Validation Batch”	means a Batch that is produced with the intent to show reproducibility of the Manufacturing Process and is required to complete process validation studies.

“Project Plan”

means the plan(s) describing the Services to be performed by Lonza under this Agreement, including any update and amendment of a Project Plan to which the Parties may agree from time to time. The initial Project Plan for the construction and qualification of the Facility is attached hereto as Appendix B.

“Quality Agreement”	means the Quality Agreement between Lonza and Customer dated as of May 12, 2016, attached hereto as Appendix C, including any

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

amendment to which the Parties may agree from time to time, setting out the responsibilities of the Parties in relation to quality as required for compliance with cGMP.

“Regulatory Authority”	means the FDA, EMA and any other similar regulatory authorities as may be agreed upon in writing by the Parties.

“Release”	has the meaning given in Clause 9.1.

“Services”

means all or any part of the services to be performed by Lonza under this Agreement (including, without limitation, constructing the Facility, process and analytical method transfer, process development, process optimization, validation, clinical and commercial manufacturing, as well as quality control and quality assurance activities), particulars of which are set out in a Project Plan.

“Specifications”	means the specifications of the Intermediate and Final Product as specified in Appendix D, which may be amended from time to time in accordance with this Agreement.

“Term”	has the meaning given in Clause 15.1.

“Third Party”	means any party other than Customer, Lonza and their respective Affiliates and Representatives (as defined in Clause 14.1 below).

Yield	has the meaning given in Clause 9.8.

In this Agreement references to the Parties are to the Parties to this Agreement, headings are used for convenience only and do not affect its interpretation, references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision, references to the singular include the plural and vice versa, and references to the word “including” are to be construed without limitation.

2          Condition Precedent

2.1       The provisions of this Agreement are conditional and shall only have effect from the date of FDA approval of the Final Product. Customer may decide to trigger the provisions earlier than this date by written notice to Lonza.

2.2       In the event that Customer has not been granted FDA approval on or before [***], Parties shall have a good faith discussion as to how the terms of the Agreement will be adapted to accommodate new timelines and Fees.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

2.3       The DMA will remain in full force and effect until all Batches scheduled for production under the DMA have been successfully completed and resulting Product has been accepted by Customer pursuant to the terms of Clause 6 of the DMA; provided, however, that the Parties agree that the 2018 Campaign described in Clause 8.4 will be conducted under this Agreement and not the DMA.

3          Construction of Facility

3.1       Lonza will start the construction of the Facility on [***] after Customer has been granted FDA approval for the Final Product in accordance with the terms set out in the Agreement (“Scenario 1”), unless Customer requests Lonza in writing within [***] after receiving FDA approval, that Customer wishes Lonza to postpone the construction of the Facility for a period of up to [***] (“Scenario 2”). This request – as mentioned above – shall be sent by Customer to Lonza (at the attention of [***],[***]) by scan per email.

3.2       The Project Plan will specify the specifications for the Facility, including the Capital Equipment to be acquired by Lonza for installation at the Facility, certain milestones associated with the construction and testing of the Facility and the schedule for completion of each milestone.  Lonza shall commit to the appropriate level of personnel to meet all project deadlines set forth in the Project Plan.  Lonza may use external subcontractors during the construction of the Facility without the prior written permission of Customer. Lonza shall remain fully responsible for the performance of any such subcontractors. Customer shall commit such of its personnel or its agents with appropriate expertise to provide reasonable monitoring and technical consultation for the construction of the Facility.  Lonza recognizes the importance of timely execution of the Project Plan and accordingly shall give priority to the Project Plan, assign adequate staffing and other resources and use all diligent and commercially reasonable efforts to maximize the potential of achieving successful completion of the Facility according to the schedule set forth in the Project Plan.

3.3       Promptly after the Effective Date, Lonza and Customer shall each identify a project manager who will be exclusively responsible for communicating all instructions and information concerning the Project Plan to the other Party (the “Project Manager”).  In addition, Lonza’s Project Manager will be responsible for keeping the Steering Committee and Customer’s Project Manager informed as to the status of the Facility construction and will promptly advise the Steering Committee of any material delay in the achievement of any milestone set forth in the Project Plan.  Each Project Manager shall be available on at least a bi-monthly basis for consultation (i.e. face-to-face meetings, telephone-conferences and/or videoconferences) at times prearranged by the Parties during the term of this Agreement.  Each Party shall appoint a substitute or replacement Project Manager in the absence of its original Project Manager by notifying the other Party in writing of such substitution or replacement.

3.4       Lonza shall permit up to [***] [***] (including its Project Manager) to inspect the Facility under construction at all reasonable times, for short periods of time (up to [***]) and upon reasonable advanced written notice for the purpose of observing the construction of the Facility and compliance with the Project Plan.

4          Performance of Services

4.1       Performance of Services. Subject to Clause 4.2, Lonza shall itself and/or through its Affiliates, diligently carry out the Services as provided in each Project Plan, and use commercially reasonable efforts to perform the Services without any material defect

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

and according to the estimated timelines as set forth in the Project Plan. Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement. Save for Clause 3.2 above, Lonza may not subcontract or delegate any of its rights or obligations under this Agreement to perform the Services without the written permission of Customer, such permission to not be unreasonably withheld. No External Laboratory has been required in the past for the performance of Services, and none is foreseen by this Agreement.

4.2       Start-up of Facility. The Parties shall separately agree a Project Plan for start-up of the Facility, to cover Technology Transfer, Process Qualification, Engineering Batches and Process Validation Batches. Customer shall fully support such activities as reasonably requested by Lonza, and such plans will be subject to sign off by both Parties.

4.3       Supply Intermediate for Final Product. Lonza shall supply Customer with an adequate supply of Intermediate to satisfy the Forecast for Final Product as further specified in Clause 8, which Lonza shall store pursuant to Clause 9.3 hereof. The Intermediate, manufactured by and stored at Lonza on behalf of Customer, will be used by Lonza solely to manufacture the Final Product, or for shipment to a third party, in each case upon Customer’s request pursuant to Clause 9.1.

4.4       Raw Materials. Lonza shall procure all required raw materials as well as consumables. Customer shall be responsible for payment for all consumables and raw materials ordered or irrevocably committed to be procured by Lonza hereunder.

5          Project Management / Steering Committee

5.1       Steering Committee. Each Party shall name a mutually agreed upon equal number of representatives for the Steering Committee, which shall meet twice per calendar year, or as otherwise mutually agreed by the Parties. In the event that a Steering Committee dispute cannot be resolved, such dispute shall be escalated to a senior executive of each of Customer and Lonza.

The primary function of the Steering Committee is to ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement. In addition to the primary function described above, the Steering Committee shall also take on the following responsibilities:

5.1.1    discuss and seek resolution of issues around management of the Services;

5.1.2    monitor progress toward construction of the Facility and discuss and agree to any required modifications to the Project Plan;

5.1.3    agree and monitor deadlines and milestones for the Services; and

5.1.4    discuss and recommend any changes to the Services (although such changes will not take effect until they have been incorporated into a written amendment to the Project Plan which has been signed by the Parties).

5.2       Person in Facility. Customer shall be permitted to have, at no additional cost, [***] [***] at the Facility as reasonably requested by Customer, at any time during the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Manufacturing Process for the purpose of observing, reporting on, and consulting as to the performance of the Services. Such employee shall be subject to and agree to abide by confidentiality obligations to Third Parties and Lonza’s customary practices and operating procedures regarding persons in plant, and such employee agrees to comply with all instructions of Lonza’s employees at the Facility.

6          Quality

6.1       Responsibility for quality assurance and quality control of the Final Product shall be allocated between Customer and Lonza as set forth in the Quality Agreement and in Lonza standard operating procedures. If there is a conflict between the terms and conditions of this Agreement and the Quality Agreement, the terms and conditions of this Agreement shall prevail in the case of commercial matters, and the Quality Agreement shall prevail in the case of quality matters.

6.2       To the extent that no specific quality requirements are outlined in the Quality Agreement, Customer accepts that the general Lonza quality standards are applied regarding the performance of the Services.  Lonza shall make its general quality standards available for review by Customer at Customer’s reasonable request

6.3       Provisions regarding inspections by Regulatory Authorities and audits and other inspections by Customer shall be set out in the Quality Agreement.  Any audit by Customer does not relieve Lonza of its obligations to comply with all Applicable Laws and does not constitute a waiver of any right otherwise available to Customer.

7          Insurance

7.1       Each Party shall, during the Term and for [***] years after delivery of the last Final Product manufactured or Services provided under this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance including, but not limited to completed operations or product liability coverage in the amount of at least [***] [***]. Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.

8          Forecasting, Ordering and Cancellation

8.1       Forecasting Final Product; Intermediate Production Plans. To enable planning of Final Product, as well as Intermediate production and purchase of necessary raw materials, Customer shall, no later than the first (1st) working day of each calendar quarter beginning January 2016, supply Lonza with a written forecast showing Customer’s good faith estimated quarterly requirements for Final Product for the following [***] period (the “Forecast”). No later than [***] following Lonza’s receipt of a Forecast, Lonza shall provide to Customer a production plan of Intermediate to enable production of the Final Product according the Forecast and as necessary to maintain the Minimum Intermediate Inventory as specified in Clause 8.5, indicating the size of each Campaign and the resultant stock levels. Customer may request adjustment of such Campaign to enable transparency of stock levels and to include the potential supply of Intermediate to third parties.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

8.2       Purchase Orders: In order to manage and execute the payment process, Customer shall submit the following Purchase Orders:

(a)       Purchase Order for Intermediate:  Customer shall place a binding Purchase Order for Intermediate [***] ahead of the Commencement Date as required to satisfy the requirements of the Intermediate production plan in accordance with Clause 8.1. Lonza shall invoice Customer for the Intermediate in accordance with Appendix A.

(b)       Purchase Order for API Raw Material:  Customer shall place a binding Purchase Order for API Raw Material that is necessary for the requested Final Product, [***] ahead of the Commencement Date in accordance with Clause 8.1. However, Customer may vary the Campaign size and timing for API manufacture within the Facility with [***] written notice, subject only to availability of Intermediate inventory and any API Raw Materials in excess of the quantity of the Purchase Order. Lonza shall invoice Customer for the API Raw Material in accordance with Appendix A.  For the avoidance of doubt, Lonza will invoice API Raw Materials only for the amount of Final Product manufactured.

(c)       Purchase Order for Fixed Facility Fee: Following Operational Qualification of the Facility, Customer shall place a binding Purchase Order for the Fixed Facility Fee due from [***] up to the end of the initial Term of the Agreement, as defined in Clause 15.1, subject to early cancellation in accordance with the terms of Clause 15.3 hereof. For the sake of clarity, in the event that the Facility meets the Operational Qualification in [***], Customer shall issue an Purchase Order in the amount of [***], i.e. for the period [***]. Lonza shall invoice Customer for the Fixed Facility Fee in accordance with Appendix A.

(d)       Purchase Order for Capital Program Fee: Promptly following Approval of the Final Product, Customer shall place a binding Purchase Order for the Capital Program Fee in the amount of [***]. Lonza shall invoice Customer for the Capital Program Fee in accordance with Appendix A.

8.3       Order Confirmation. Lonza shall confirm the delivery date(s) and quantity of the Final Product and/or the Intermediate to be delivered as set out in each Purchase Order within [***] of receipt from Customer of the relevant Purchase Order. Upon confirmation, each Purchase Order will be regarded by the Parties as a binding commitment by Lonza to manufacture and to deliver to Customer the relevant quantity of the Final Product and/or Intermediate according to the requirements set out in such Purchase Order and in this Agreement. Any delivery date set forth in Lonza’s written confirmation of a Purchase Order shall be an estimated delivery date only; provided that actual delivery dates may not vary more than [***] from the date specified in the Purchase Order unless otherwise agreed to by the Customer. Any additional or inconsistent terms or conditions of any Customer Purchase Order, acknowledgement or similar standardized form given or received pursuant to this Agreement shall have no effect and such terms and conditions are hereby rejected.

8.4       Bridging Campaign 2018. Customer will purchase from Lonza a minimum of [***] of Final Product in 2018, which will be manufactured by Lonza in the FCC Facility (“2018 Campaign”) at the Price as set out in Appendix A. Customer shall place the binding Purchase Order for the 2018 Campaign within [***] of FDA Approval. This quantity can be increased by the Parties, subject to mutual agreement.   In addition, until the Facility

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

has successfully achieved the required Operational Qualification and is capable of manufacturing Final Product, Lonza will convert Customer’s Intermediate into Final Product in its other facilities in Visp, Switzerland, previously validated for the manufacture of Final Product, subject to issuance of binding Purchase Orders from Customer, provided that such orders have been forecasted and placed in accordance with Clause 8 below. Customer will pay Lonza a conversion fee of [***] per kilogram for such Final Product.

8.5       Intermediate Inventory.  In accordance with the Intermediate production plan based on the Forecast as agreed to pursuant to Clause 8.1 and upon the issuance of a Purchase Order pursuant to Clause 8.2(a), Lonza shall build a minimum of [***] of Intermediate to serve as safety stock (“Minimum Intermediate Inventory”). In the event that un-forecasted demand from Customer brings the Intermediate inventory level below the Minimum Intermediate Inventory, Parties will work in good faith to agree on a replenishment plan.

8.6       Cancellation of a Binding Purchase Order for Intermediate. In the event Customer cancels a binding Purchase Order for the Intermediate, ordered in accordance with Clause 8.1, [***] before the mutually agreed start date of a Campaign in writing to Lonza, Customer shall pay to Lonza a sum equal to the full Purchase Order Price for the Services in relation to the Purchase Order (the “Cancellation Fee”); provided, however, that in the event Customer cancels a binding Purchase Order for the Intermediate, ordered in accordance with Clause 8.1, between [***] and [***] before the mutually agreed start date of a Campaign in writing to Lonza, Lonza will use best efforts to fill the production slot and diminish the Cancellation Fee accordingly. In the event Customer cancels a binding Purchase Order for the Intermediate, ordered in accordance with Clause 8.1, greater than [***] before the mutually agreed start date of a Campaign in writing to Lonza, Customer shall not be liable for any Cancellation Fee.

8.7       Cancellation of a Binding Purchase Order for Final Product. For the avoidance of doubt, Parties agree that in the event Customer cancels a binding Purchase Order for Final Product, no Cancellation Fee shall be due.

8.8       Payment of Cancellation Fee. Any Cancellation Fee shall be payable within thirty (30) days following the written notice of cancellation associated with the cancelled Purchase Order.

9          Delivery and Acceptance

9.1       Delivery of Intermediate. The Intermediate shall be delivered FCA FCC Facility, Incoterms® 2010. Title and risk of loss of the Intermediate shall transfer to Customer upon Release of the Intermediate. Lonza shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance and such other documentation as is defined in the Quality Agreement and as reasonably required to meet all applicable regulatory requirements of the Governmental Authorities not later than the date of placing the Intermediate Batches on stock (the “Release”). Customer may choose to supply the Intermediate to a third party under the same delivery terms as mentioned above.

9.2       Delivery of Final Product. The Final Product shall be delivered FCA Facility, Incoterms® 2010. Lonza shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance and such other documentation defined in the Quality Agreement, and as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities not later than the date of delivery of

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Batches (the “Release”). With respect to the Final Product, title and risk of loss shall transfer to Customer upon Release in accordance with this provision.

9.3       Storage of Intermediate. Lonza shall provide storage on a bill and hold basis for the Intermediate at no charge for as long as Customer continues to order Final Product.  In the event, that Customer fails to order Final Product for [***], such Intermediate storage will be at no charge for up to [***] from the date of Release of each Batch; provided that any additional storage beyond [***] will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement. In addition to Clause 9.3, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage. Within five (5) days following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of the Intermediate.

9.4       Storage of Final Product: Customer shall arrange for shipment and take delivery of such Batch from the Facility, at Customer’s expense, [***] after Release or pay applicable storage costs. Lonza shall provide storage on a bill and hold basis for such Batch(es) at no charge for up to [***]; provided that any additional storage beyond [***] will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement. In addition to Clause 9.4, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage. Within five (5) days following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored Batch.

9.5       Packaging and Labelling of Final Product.  Unless otherwise set forth in the Project Plan, Lonza shall package and label Final Product for Release and delivery in accordance with the Specifications and its standard operating procedures and statutory and regulatory requirements. It shall be the responsibility of Customer to inform Lonza in writing in advance of any special packaging and labelling requirements for Final Product that are not set forth in the Project Plan and the Specifications. All additional costs and expenses of whatever nature incurred by Lonza in complying with such special requirements shall be charged to Customer in addition to the Price, to the extent not already accounted for in the Price.

9.6       General Requirements.  Lonza shall maintain and keep Final Product, API Raw Materials, Intermediate and other Customer Materials in its care secure and safe from loss and damage in such manner as Lonza stores its own material of similar nature.

9.7       Acceptance/Rejection of Intermediate and/or Final Product.

9.7.1   Promptly following Release of the Final Product Batches, Customer shall inspect such Batches and shall have the right to test such Batches to determine compliance with the Specifications and the requirements set forth in the Quality Agreement. Customer shall also have the right to inspect and test the Intermediate upon Release. Customer shall notify Lonza in writing of any rejection of a Batch based on any claim that it fails to meet Specifications within [***] of Release, after which time all unrejected Batches shall be deemed accepted. Customer shall inform Lonza in writing in case of concealed or latent defects (i.e. not discovered by routine quality control means), promptly upon

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discovery of such defects but no later than [***] after use of the Intermediate to manufacture the Final Product.

9.7.2    In the event that Lonza believes that a Batch has been incorrectly rejected, Lonza may require that Customer provide to it Batch samples for testing. Lonza may retain and test the samples of such Batch. In the event of a discrepancy between Customer’s and Lonza’s test results such that Lonza’s test results fall within relevant Specifications, or there exists a dispute between the Parties over the extent to which such failure is attributable to a given Party, the Parties shall cause an independent laboratory promptly to review records, test data and perform comparative tests and analyses on samples of the Product that allegedly fails to conform to Specifications. Such independent laboratory shall be mutually agreed upon by the Parties. The independent laboratory’s results shall be in writing and shall be final and binding save for manifest error. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

9.7.3    Any Batch which fails to conform with the Specifications will be designated as a “Failed Batch”. Lonza will manufacture Final Product to meet the amount and delivery schedule agreed to in the firm Purchase Order defined in Clause 8.3. In the event of a Failed Batch, regardless of responsibility, such replacement shall be made as promptly as practicable, in light of available manufacturing capacity.

9.7.4    In the event that it is determined (by the Parties or the independent laboratory) that such Failed Batch was solely due to [***] such Failed Batch will be deemed to be a “Lonza Responsibility” hereunder. [***]

9.8       Batch success rate

Lonza commits to a conversion factor between Intermediate and Final Product in the range  equal to the mean Yield achieved by Lonza for the first [***] manufactured in the Facility under this Agreement plus or minus [***], where “Yield” means the percentage of Intermediate successfully converted into Final Product in any Batch.  The agreed range of the conversion factor will be adjusted on an annual basis if the mean Yield achieved for the Batches completed in the prior year (excluding any Failed Batches) differs by more than [***] from the prior established mean Yield.  The new agreed-upon range will equal [***]. The actual conversion will be calculated [***]. If the mean conversion then lies outside of the agreed range, the following shall apply:

For conversion below the agreed range, the number of kg of ‘lost’ Intermediate will be calculated as [***]. During the next routine manufacture of Intermediate, Lonza will manufacture additional material, equivalent to the number of ‘lost’ kg, [***].

For conversion above the agreed range, the number of kg of ‘saved’ Intermediate will be calculated as [***].[***].[***].

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10        Prices and Payment

10.1     Pricing for the Services and the Intermediate and the Final Product provided by Lonza are based on the assumptions and information set out in the applicable Project Plan (Appendix B). In the event of changes to the Services based on Customer’s request, the Parties will negotiate a written change order which will specify any additional costs (or cost savings) as a result of such changes.

10.2     Unless otherwise indicated in writing by Lonza, all Prices and charges are exclusive of value added tax (VAT) and of any other applicable taxes, levies, import, duties and fees of whatever nature (other than taxes based upon Lonza’s income) imposed by or under the authority of any Governmental Authority applicable to the performance of the Services and all such charges shall be paid by Customer.

10.3     All invoices that are not subject to a good faith dispute are strictly net and payment must be made within [***] of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim. Customer will inform Lonza in writing if it disputes any invoice or amounts specified therein within [***] of its receipt thereof.

10.4     [***] Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services and or delivery of product until all overdue amounts have been paid in full including interest for late payments.

10.5     [***].

11        Intellectual Property

11.1     Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party, including any improvements made thereto during the Services under this Agreement.

11.2     Subject to Clause 11.3, Customer shall own all right, title, and interest in and to any and all Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza develops, conceives, invents, first reduces to practice or makes, solely or jointly with Customer or others, that is (a) solely related to the Manufacturing Process for the Final Product or Intermediate, or (b) solely a derivative of or improvement to Customer Information and Customer Background Intellectual Property (collectively, the “New Customer Intellectual Property”). For avoidance of doubt, New Customer Intellectual Property shall include any material, processes or other items that solely embody, or that solely are claimed or covered by, any of the foregoing Intellectual Property, but excluding any New General Application Intellectual Property.

11.3     Notwithstanding Clause 11.2, and subject to the license granted in Clause 11.5, Lonza shall own all right, title and interest in Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza, solely or jointly with Customer, develops, conceives, invents, or first reduces to practice or makes in the course of performance of the Services that is generally applicable to the development or manufacture of chemical or biological products or product components (“New General Application Intellectual Property”). For avoidance of doubt, New General

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Application Intellectual Property shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property.

11.4     Lonza hereby assigns to Customer all of its right, title and interest in any New Customer Intellectual Property. Lonza shall execute, and shall require its personnel as well as its Affiliates, External Laboratories or other contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New Customer Intellectual Property.

11.5     Subject to the terms and conditions set forth herein (including the payment of the Price as required above), Lonza hereby grants to Customer a non-exclusive, world-wide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses, under the New General Application Intellectual Property, to manufacture, use, sell and import the Final Product and/or Intermediate manufactured under this Agreement.

11.6     Customer hereby grants Lonza the non-exclusive right to use the Customer Information, Customer Background Intellectual Property and New Customer Intellectual Property during the Term solely for the purpose of fulfilling its obligations under this Agreement.

11.7     Customer will have the right to transfer the Manufacturing Process to itself and any Third Party in writing for the manufacture of Intermediate and/or Final Product (but no other product); provided, however, to the extent such technology transfer includes Lonza Confidential Information, Lonza Background Intellectual Property or New General Application Intellectual Property that is an improvement to or a derivative of Lonza’s Background Intellectual Property, such technology transfer shall be subject to a reasonable royalty and licensing fee and terms to be agreed upon by the Parties. Lonza shall provide reasonably necessary support, including documents, samples, Manufacturing Process-related know-how and other information, to complete such technology transfer and Customer shall reimburse Lonza for any costs (based on a full-time employee rate for such support) and expenses incurred in providing such support. Lonza shall use reasonable efforts to make resources available and to complete the technology transfer described herein.

12       Warranties

12.1    Lonza warrants that:

12.1.1  the Services shall be performed in accordance with this Agreement and the Quality Agreement, all Applicable Laws and with reasonable skill and care;

12.1.2  the Facility will at all times be maintained as required under the Project Plan, including any maintenance recommended by manufacturers of Capital Equipment, staffed with appropriately trained and qualified personnel and will be operated with reasonable skill and care in accordance with Applicable Laws;

12.1.3  except with respect to any development services and Engineering Batches, the manufacture of the Final Product and Intermediate

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shall be performed in accordance with cGMP and will meet the Specifications at the date of delivery;

12.1.4  it or its Affiliate holds all necessary permits, approvals, consents and licenses to enable it to perform the Services at the Facility;

12.1.5  as of the Effective Date, (i) all Lonza Trade Secrets, Lonza Materials and Lonza’s Background Intellectual Property are owned by Lonza or Lonza is otherwise entitled to use them for the purposes of providing the Services under this Agreement; and (ii) and to the best of its knowledge, the use of the Lonza Trade Secrets, Lonza Materials and Lonza’s Background Intellectual Property for the performance of the Services shall not infringe any Third Party intellectual property rights;

12.1.6  it has the necessary corporate authorizations to enter into and perform this Agreement; and

12.1.7  it will notify Customer in writing promptly if it receives or is notified of a claim from any third party that the use by Lonza of any Lonza Trade Secret, Lonza Materials and/or Background Intellectual Property of Lonza (if any) infringes any Intellectual Property or other rights of any third party.

12.2       Customer warrants that:

12.2.1  as of the Effective Date, (i) all Customer Information, Customer Materials and Customer’s Background Intellectual Property are owned by Customer or, to the best of Customer’s knowledge, Customer is otherwise entitled to use them and permit Lonza to use them for the purposes of providing the Services under this Agreement and (ii) to the best of Customer’s knowledge, use of the Customer Information, Customer Materials and Customer’s Background Intellectual Property for the performance of the Services shall not infringe any Third Party intellectual property rights;

12.2.2  Customer will promptly notify Lonza in writing if it receives or is notified of a formal written claim from a Third Party that Customer Materials, Customer Information and Customer Intellectual Property or that the use by Lonza thereof for the provision of the Services infringes any Intellectual Property or other rights of any Third Party; and

12.2.3  Customer has the necessary corporate authorizations to enter into this Agreement.

12.3     DISCLAIMER: THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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13        Indemnification and Liability

13.1     Indemnification by Lonza. Lonza shall indemnify the Customer, its Affiliates, and their respective officers, employees and agents (“Customer Indemnitees”) for any loss, damage, costs and expenses (including reasonable attorney fees) that Customer Indemnitees may suffer as a result of any Third Party claim arising directly out of  any material breach of the warranties given by Lonza in Clause 12.1 above except, in each case, to the extent that such claims resulted from the gross negligence, intentional misconduct or breach of this Agreement by any Customer Indemnitees.

13.2     Indemnification by Customer. Customer shall indemnify Lonza, its Affiliates, and their respective officers, employees and agents (“Lonza Indemnitees”) from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Lonza Indemnitees may suffer as a result of any Third Party claim arising directly out of (i) any material breach of the warranties given by Customer in Clause 12.2 above; or (ii) the manufacture, use, sale, or distribution of any Product, including any claims of product liability; except, in each case, to the extent that such claims resulted from the gross negligence, intentional misconduct or breach of this Agreement by any Lonza Indemnitees.

13.3     Indemnification Procedure. If the Party to be indemnified intends to claim indemnification under this Clause 13, it shall promptly notify the indemnifying Party in writing of such claim. The indemnitor shall have the right to control the defense and settlement thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The indemnitee, its employees and agents, shall reasonably cooperate with the indemnitor in the investigation of any liability covered by this Clause 13. The failure to deliver prompt written notice to the indemnitor of any claim, to the extent prejudicial to its ability to defend such claim, shall relieve the indemnitor of any obligation to the indemnitee under this Clause 13.

13.4     DISCLAIMER OF CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST REVENUES ARISING FROM OR RELATED TO THIS AGREEMENT.

13.5     LIMITATION OF LIABILITY. EXCEPT AS PROVIDED IN SUBCLAUSE 13.6 AND AMOUNTS FOR WHICH LONZA IS LIABLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS, LONZA’S LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE [***] PRECEDING THE FIRST CLAIM FOR DAMAGES.

13.6     Exception to Limitation of Liability. Nothing in this Agreement limits or excludes either Party’s liability for: (a) death or bodily injury caused by its negligence; (b) fraud; (c) gross negligence or intentional wrongdoing; or (d) any other liability that, by law, cannot be limited or excluded.

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14        Confidentiality

14.1     A Party receiving Confidential Information (the “Receiving Party”) agrees to strictly keep secret any and all Confidential Information received during the Term from or on behalf of the other Party (the “Disclosing Party”) using at least the same level of measures as it uses to protect its own Confidential Information, but in any case at least commercially reasonable and customary efforts. Confidential Information shall include information disclosed in any form including but not limited to in writing, orally, graphically or in electronic or other form to the Receiving Party, observed by the Receiving Party or its officers, employees, agents, consultants, or representatives (collectively, “Representatives”), or otherwise learned by the Receiving Party under this Agreement, which the Receiving Party knows or reasonably should know is confidential or proprietary.

14.2     Notwithstanding the foregoing, Receiving Party may disclose to any courts and/or other authorities Confidential Information which is or will be required pursuant to applicable governmental or administrative or public law, rule, regulation or order. In such case the Party that received the Confidential Information will, to the extent legally permitted, inform the other Party promptly in writing and cooperate with the Disclosing Party in seeking to minimize the extent of Confidential Information which is required to be disclosed to the courts and/or authorities.

14.3     The obligation to maintain confidentiality under this Agreement does not apply to Confidential Information, which:

14.3.1  at the time of disclosure was publicly available; or

14.3.2  is or becomes publicly available other than as a result of a breach of this Agreement by the Receiving Party or any of its Representatives; or

14.3.3  as the Receiving Party can establish by competent proof, was rightfully in its possession at the time of disclosure by the Disclosing Party and had not been received from or on behalf of Disclosing Party; or

14.3.4  is supplied to a Party by a Third Party which was not in breach of an obligation of confidentiality to Disclosing Party or any other party; or

14.3.5  is developed by the Receiving Party independently from and without use of the Confidential Information, as evidenced by contemporaneous written records.

14.4     The Receiving Party will use Confidential Information only for the purposes of this Agreement and will not make any use of the Confidential Information for its own separate benefit or the benefit of any Third Party including, without limitation, with respect to research or product development or any reverse engineering or similar testing. The Receiving Party agrees to return or destroy promptly (and certify such destruction) on Disclosing Party’s request all written or tangible Confidential Information of the Disclosing Party, except that one copy of such Confidential Information may be kept by the Receiving Party in its confidential files for record keeping purposes only.

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14.5     Each Party will restrict the disclosure of Confidential Information to such Representatives of itself and its Affiliates who have been informed of the confidential nature of the Confidential Information and who have a need to know such Confidential Information for the purpose of this Agreement. Prior to disclosure to such Representatives, the Receiving Party shall bind its and its Affiliates’ Representatives to confidentiality and non-use obligations no less stringent than those set forth herein. The Receiving Party shall notify the Disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information.

14.6     The Receiving Party shall at any time be fully liable for any and all breaches of the confidentiality obligations in this Clause 14 by any of its Affiliates or the Representatives of itself or its Affiliates.

14.7     Each Party hereto expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided under this Clause 14 by a Party may cause irreparable harm to the other Party and that money damages may not provide a sufficient remedy to the non-breaching Party for any breach or threatened breach. In the event of any breach and/or threatened breach, then, in addition to all other remedies available at law or in equity, the non-breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the non-breaching Party.

15       Term and Termination

15.1     Term. Subject to Clause 2.1 of this Agreement, the initial Term of this Agreement shall commence on the Effective Date and shall expire on December 31st, 2025 unless terminated earlier as provided herein or extended by mutual written consent of the Parties. Notwithstanding the foregoing, each Project Plan may have separate term and termination provisions so long as the term of any Project Plan does not extend beyond the Term.

15.2     Termination. This Agreement may be terminated as follows:

15.2.1  by either Party if the other Party breaches a material provision of this Agreement or a Project Plan and fails to cure such breach to the reasonable satisfaction of the non-breaching Party within [***] following written notification of such breach from the non-breaching party to the breaching party; [***];

15.2.2  by Customer if Customer elects to withdraw the Final Product from the market for valid commercial, regulatory or health and safety reasons, on [***] prior written notice to Lonza;

15.2.3  by either Party, immediately, if the other Party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, or files or has filed against it, a petition in bankruptcy that has not been dismissed within thirty (30) days or has a receiver appointed for a substantial part of its assets; or

15.2.4  by either Party pursuant to Clause 16.

15.3       Consequences of Termination.

15.3.1  In the event of termination hereunder by Lonza under Clauses

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15.2.1 or 15.2.4, or in the event of termination by Customer under Clause 15.2.2, Lonza shall be compensated for [***] Services rendered up to the date of termination, [***] all expenses [***] incurred by Lonza through the date of termination directly in anticipation of performance of the Services or manufacture of Intermediate Final Product, [***] any unpaid Capital Program Fees and Fixed Facility Fees due for the remaining of the initial Term.

15.3.2  In the event of termination hereunder by Customer under Clause 15.2.1 or 15.2.4, any Purchase Orders issued prior to the termination date that have not been filled will be cancelled but Customer shall compensate Lonza for the Services rendered up to the date of termination with respect to any Final Product or Intermediate that has been Released on or before the termination date. In addition, if termination by Customer is under Clause 15.2.1, [***]; and (b) Lonza shall refund to Customer: (i) the entire Capital Program Fee if the Facility has not yet achieved Operational Qualification on the termination date; or (ii) an amount equal to the entire Capital Program Fee multiplied by one (1) minus the Termination Fee Fraction if the Facility achieved Operational Qualification prior to the termination date. For purposes hereof, the “Termination Fee Fraction” shall be [***].

15.3.3  Upon the termination of the Agreement:

(a)       Lonza shall return to Customer all Customer Information and shall dispose of or return to Customer (or Customer’s nominee) all Customer Materials;

(b)       Customer shall no longer use and/or exploit any Lonza Trade Secrets, Lonza Background Intellectual Property and/or New General Application Intellectual Property except to the extent licensed in accordance with Clause 11;

(c)        Lonza shall no longer use and/or exploit any Customer Information, Customer Materials, Customer’s Background Intellectual Property and/or New Customer Intellectual Property except to the extent licensed in accordance with Clause 11;

(d)       Lonza will perform the technology transfer activities described in Clause 11.7 to a Third Party selected by Customer against payment of Lonza’s reasonable costs to do so; and

(d)       Lonza and Customer shall do all such acts and things and shall sign and  execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 15.3.

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15.4     Survival. The rights and obligations of each Party which by their nature survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including Clauses 7, 11-14, 15.3 and 17 (to the extent relevant).

16        Force Majeure

16.1     If either Party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to the other Party specifying the matters constituting Force Majeure together with such evidence as the affected Party reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, such Party shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Provided that, if such Force Majeure persists for a period of [***], the Party whose performance is not prevented or delayed by such Force Majeure event may terminate this Agreement by delivering written notice to the other Party.

16.2     “Force Majeure” shall be deemed to include [***].

16.3     [***].

17       Miscellaneous

17.1     Severability. If any provision hereof is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby. The Parties hereto undertake to substitute any illegal, invalid or unenforceable provision by a provision which is as far as possible commercially equivalent considering the legal interests and the Purpose.

17.2     Amendments/Assignment. Modifications and/or amendments of this Agreement must be in writing and signed by the Parties. Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement pending written agreement from Customer as described in the Quality Agreement, such agreement not unreasonably withheld, but Lonza shall remain fully responsible in respect of those obligations. Subject thereto, neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) either Party may assign this Agreement to (i) any Affiliate of such Party or (ii) any third party in connection with the sale or transfer (by whatever method) of all or substantially all of its assets of the business or in connection with a Change of Control, and (b) Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer. For purposes of this Clause 17.2, a “Change of Control” shall include, without limitation (i) the sale of fifty percent (50%) or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person, (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or product to which this Agreement relates, and (iii) a merger, consolidation, acquisition or other form of business combination. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

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17.3     Notice. All notices must be written and sent to the address of the Party first set forth above. All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by facsimile followed by hard copy delivered by the methods under (c) or (d), (c) by prepaid certified or registered mail, return receipt requested, or (d) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

17.4     Governing Law/Jurisdiction. This Agreement is governed in all respects by the laws of Switzerland. The Parties agree to submit to the jurisdiction of the courts of Switzerland.

17.5     Entire Agreement. This Agreement contains the entire agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Agreement.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Manufacturing Services Agreement to be executed by its duly authorized representative effective as of the date written above.

LONZA LTD

By:	/s/ Bart A. M. van Aarnhem
Name: Bart A. M. van Aarnhem
Title: Senior Legal Counsel

By:	/s/ Nadia Zleger
Name: Nadia Zleger
Title: Associate Director, Key Account Management

CLOVIS ONCOLOGY INC.

By:	/s/ Patrick Mahaffy
Name: Patrick Mahaffy
Title: President and Chief Executive Officer

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APPENDIX A

Applicable Fees under the Agreement

Parties agree that the following fees shall apply:

a.       Capital Program Fee Schedule

For constructing the dedicated Facility, Parties agree that Customer shall pay a [***] fee (the “Capital Program Fee”) based on the actual costs of the dedicated Facility. The Capital Program Fee is currently evaluated to amount to [***], for those expenses listed in the current engineering study that has been executed by Lonza, but under no circumstances will the final cost be more than [***] than the currently evaluation amount of [***].  For the avoidance of doubt, the Capital Program Fee will not include any expenses for equipment or technology that is [***], incurred by Lonza in connection with the construction of the Facility.

Lonza will issue an invoice for the first [***] of the Capital Program Fee [***] after the FDA approval of the Final Product, as mentioned in Clause 3, above, if the construction proceeds under Scenario 1, or [***]after the FDA approval as mentioned in Clause 3, above, if construction proceeds under Scenario 2.

Lonza will issue an invoice for [***] of the Capital Program Fee [***].

For the [***] of the Capital Program Fee [***], provided that any increase in the Capital Program Fee will not exceed [***], and shall be supported by adequate documentation provided to Customer. Lonza will issue an invoice [***].

b.       Fixed Facility Fee

Following [***] and thereafter during the term of the Agreement, Customer shall pay a quarterly fixed facility fee of [***] for the duration of the Agreement. Lonza will issue the first quarterly invoice on [***]. For the avoidance of doubt, the Fixed Facility Fee is binding and cannot be cancelled.

c.       Intermediate and API Fees

For the manufacturing of the Intermediate in the FCC Facility, Customer shall pay an Intermediate Fee of [***] per kilogram Intermediate in the event that Lonza produces the minimum Campaign of [***] upon Customer’s request and an Intermediate Fee [***] per kilogram Intermediate in the event that Lonza produces a Campaign greater than [***] upon Customer’s request.

Lonza will issue an invoice in the amount of [***] of the applicable Intermediate Fee [***] before the start of the Campaign.  The remaining [***] will be invoiced [***].

For the manufacturing of the Final Product, Customer shall pay an additional Final Product Fee of [***] per kilogram Final Product. Lonza will issue an invoice [***].

Final Product Fee during Transition (2018 Campaign)

Subject to the scenario that Customer has chosen in accordance with Clauses 3 and 8.4, above, Customer shall pay for the 2018 Campaign, the Final Product Fee as mentioned below.

In the event of Scenario 1, Customer shall pay for the 2018 Campaign a Final Product Fee of [***] per kilogram Final Product. Lonza will issue an invoice of [***] of the total Final

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Product Fee [***] before start of the 2018 Campaign. [***], Lonza shall send to Customer a final invoice for the remaining total Final Product Fee.

In the event of Scenario 2, Customer shall pay for the 2018 Campaign a Final Product Fee of [***] per kilogram Final Product. Lonza will issue an invoice of [***] within [***] of Customer’s written notification to Lonza that Customer chooses Scenario 2 (“Signature Fee”). Lonza will issue another invoice of [***] of the total Final Product Fee minus the Signature Fee of [***], during the [***], Lonza shall send to Customer a final invoice for the remaining total Final Product Fee.